UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685‑4206

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[_] Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[_] Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 ((§240.12b‑2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 12, 2020, eXp World Holdings, Inc. (the “Company”, “us”, “we”, or “our”)  held its 2020 annual meeting of stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was April 8, 2020. At the close of business on that date, the Company had 66,652,884 shares of Common Stock issued and outstanding, and 51,726,042 of those shares (77.6% of the outstanding shares) were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on three proposals, which are described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 27, 2020. The preliminary voting results for the three proposals are set forth below and are subject to change. If the results change, the Company will file an amendment to this current report on Form 8-K to disclose the final results within four business days after they are known.

1.	Election of Directors

Our stockholders elected each of Glenn Sanford, Jason Gesing, Eugene Frederick, Randall Miles, Darren Jacklin, and Dan Cahir to serve until our 2021 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal. Set forth below are the preliminary results of the stockholder vote on this proposal:

Name of Nominee	Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Broker Non-Votes
Glenn Sanford	38,949,149	387,387	1,077,240	11,312,266
Jason Gesing	38,836,133	85,710	1,491,933	11,312,266
Eugene Frederick	39,448,061	84,576	881,139	11,312,266
Randall Miles	38,741,303	362,941	1,309,532	11,312,266
Darren Jacklin	38,171,099	395,779	1,846,898	11,312,266
Dan Cahir	39,006,218	324,170	1,083,388	11,312,266

2.	Ratification of Appointment of Independent Registered Public Account Firm

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020. Set forth below are the results of our stockholder vote on this proposal:

Number of votes cast for the proposal	51,570,741
Number of votes cast against the proposal	80,638
Number of abstentions	74,663

3.	Approval of, on an Advisory Basis, Executive Compensation

Our stockholders approved, on a nonbinding basis, compensation to our Executive Officers. Set forth below ae the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	40,010,618
Number of votes cast against the proposal	305,886
Number of abstentions	97,272
Broker non-votes	11,312,266

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: May 14, 2020	/s/ James Bramble
James Bramble
General Counsel